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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 12 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2001



                      INTEGRATED MEASUREMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



        OREGON                         0-26274                   93-0840631
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                         Identification No.)


                             9525 S.W. Gemini Drive
                            Beaverton, Oregon  97008
                                 (503) 626-7117
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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Item 5.  OTHER EVENTS

         On May 16, 2001, Integrated Measurement Systems, Inc., an Oregon corporation (the "Company"), Credence Systems Corporation, a Delaware corporation ("Credence") and Iguana Acquisition Corporation, an Oregon corporation and a wholly-owned subsidiary of Credence ("Merger Sub") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company (the "Merger"), with the Company surviving the Merger and becoming a wholly-owned subsidiary of Credence. At the effective time of the Merger, each outstanding share of the Company's common stock will be converted into the right to receive .90 of a share of Credence common stock. Consummation of the Merger is subject to various closing conditions, including (i) approval by the Company's shareholders, (ii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act, and (iii) other customary closing conditions. In connection with the Merger Agreement, Credence and Merger Sub entered into a Shareholder Agreement with Cadence Design Systems, Inc. ("Cadence") dated as of May 16, 2001 (the "Shareholder Agreement") pursuant to which Cadence agrees to vote its shares of Company common stock in favor of the Merger.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Shareholder Agreement is qualified in its entirety by reference to the complete text of the Shareholder Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the joint press release issued by Credence and the Company on May 16, 2001 is attached hereto as Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         2.1 Agreement and Plan of Merger and Reorganization dated May 16, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

         99.1 Shareholder Agreement dated May 16, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Cadence Design Systems, Inc.

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         99.2  Press Release dated May 16, 2001 issued by Credence Systems
               Corporation and Integrated Measurement Systems, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 18, 2001.

                              INTEGRATED MEASUREMENT SYSTEMS, INC.
                              (Registrant)


                              /s/ Fred Hall
                              -----------------------------------
                              Fred Hall
                              Chief Financial Officer

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